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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 28, 1997

                             UROHEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                      1-11150                      98-0122944
(State or other               (Commission file            (IRS employer
jurisdiction of               number)                     identification
incorporation)                                            number)

                            5 Civic Plaza, Suite 100
                             Newport Beach, CA 92660
               (Address of principal executive offices) (zip code)

                                 (714) 668-5858
              (Registrant's telephone number, including area code)


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Item 5.                      Other Events.

         On March 17, 1997, Urohealth Systems, Inc. (the "Company") announced that it intended to offer $100 million aggregate principal amount of Senior Subordinated Notes due 2004 in a private placement transaction under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

         On April 10, 1997, the Company completed the transaction with the sale of $110 million aggregate principal amount of its 12 -1/2% Senior Subordinated Notes due 2004 (the "Notes") and Warrants to Purchase Common Stock ("Warrants" and together with the Notes, the "Securities") in a private placement transaction under Rule 144A of the Securities Act. The Company used a portion of the net proceeds from the sale of the Securities to repay all amounts outstanding under the Company's bank term and revolving credit facility, and at the same time entered into an amended and restated $50 million revolving credit facility.

         The Securities were not registered under the Securities Act and may not be offered or sold in the United States absent registration thereunder or an applicable exemption from the registration requirements thereof.

         ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

              (c) The following exhibits are filed as a part of this report:

       Exhibit No.

         4.1 Indenture, dated April 10, 1997, among Urohealth Systems, Inc., the Guarantors named therein and The Bank of New York, as trustee, relating to the 12 -1/2% Senior Subordinated Notes Due 2004 of Urohealth Systems, Inc.

         4.2 Purchase Agreement, dated April 3, 1997, between Urohealth Systems, Inc. and Bear Stearns & Co. Inc., as initial purchaser.

         4.3 Registration Rights Agreement, dated April 10, 1997, among Urohealth Systems, Inc., the Guarantors named therein and Bear Stearns & Co. Inc., as initial purchaser.

         4.4 Warrant Agreement, dated April 10, 1997, between Urohealth Systems, Inc. and The Bank of New York, as warrant agent.

         4.5 Warrant Registration Rights Agreement, dated April 10, 1997, between Urohealth Systems, Inc. and Bear Stearns & Co. Inc., as initial purchaser.

         10.1 Amended and Restated Credit Agreement, dated April 10, 1997, between Urohealth Systems, Inc., the guarantors thereunder and Banque Indosuez, as agent for the banks named therein.

         99.1 Press Release , dated March 17, 1997

                                   SIGNATURES

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UROHEALTH SYSTEMS, INC.



                                       By:  /s/ JAMES L. JOHNSON
                                            ----------------------------------
                                            James L. Johnson
                                            Executive Vice President and
                                            Chief Financial Officer
Date: April 28, 1997